UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2022

Diebold Nixdorf, Incorporated

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 Executive Parkway, P.O. Box 2520 Hudson, OH	44236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On November 28, 2022, Diebold Nixdorf, Incorporated issued the press releases attached hereto as Exhibits 99.1 and 99.2, respectively, which are incorporated by reference in their entirety.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Diebold Nixdorf, Incorporated, dated November 28, 2022, relating to the commencement of an exchange offer and consent solicitation

99.2	Press Release of Diebold Nixdorf, Incorporated, dated November 28, 2022, relating to the commencement of an exchange offer and consent solicitation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated

Date: November 29, 2022	By:	/s/ Jonathan B. Leiken
Jonathan B. Leiken
Executive Vice President, Chief Legal Officer and Secretary